The PNC Financial Services Group, Inc. Keefe, Bruyette & Woods Large Cap Bank Conference Kohler, WI August 13, 2007 Exhibit 99.1

This presentation contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the presentation handouts and in the version of the presentation materials posted on our corporate website at www.pnc.com/investor events. We provide greater detail regarding these factors in our 2006 Form 10-K, including in the Risk
Factors and Risk Management sections, and in our first and second quarter 2007 Form 10-Qs and other SEC reports (accessible on the SEC’s website at
www.sec.gov and on or through our corporate website).
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate (1) the impact of BlackRock deconsolidation near the end of third quarter
2006 and the application of the equity method of accounting for our equity investment in BlackRock and (2) the impact of certain specified items, including 2006 BlackRock/MLIM transaction gain, 2006 cost of securities and mortgage portfolio repositionings, 2006 and 2007 BlackRock/MLIM transaction and Mercantile Bankshares acquisition integration costs, and 2006 and 2007 gains/losses related to our BlackRock LTIP shares obligation. We have provided these adjusted amounts and reconciliations so that investors, analysts, regulators and others will be better able to evaluate the impact of these items on our results for the periods presented, in addition to providing a basis of comparability for the impact of the BlackRock deconsolidation given the magnitude of the impact of deconsolidation on various components of our income statement.  We believe that information as adjusted for the impact of the specified items may be useful due to the extent to which these items are not indicative of our ongoing operations as the result of our management activities on those operations. While we have not provided other adjustments for the periods discussed, this is not intended to imply that there could not have been other similar types of adjustments, but any such adjustments would not have been similar in magnitude to those shown.  In certain discussions, we also provide revenue information on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include a discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC – Investor Relations.”
Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information

Industry Concerns
PNC’s Differentiated Position
High quality home equity portfolio
- Relationship based
- 92% in footprint
- Performing well to date
- Reflects our disciplined approach to credit
Well-balanced commercial portfolio
- Risk is diversified and granular
- Proportionally less commercial real estate exposure than
peers
- Relatively higher concentration of asset-based lending
- No “hung” syndications
Well-positioned to perform in this environment

A history of execution A diversified business mix with clear strategies for growth A strong risk management process A disciplined capital deployment strategy PNC is differentiated by…

Build a disciplined
economic capital
allocation process
1990s 1990s Expand into higher
growth markets and
products
Enhance risk
management
capabilities
Build diversified
business mix
Invest in
industry-leading
technology
platform
Focus on improved
customer
satisfaction
Expand
distribution
capabilities
Develop strong
corporate
governance
Deepen customer
relationships with
new/enhanced products
Focus on
expense
management
LEADING THE WAY…
2000s 2000s
Increase
Brand
Awareness
Building a Great Company by Delivering
on Our Promises

Assets $126 billion
Total revenue $3.3 billion
Net income $882 million
Noninterest income
to total revenue 59%
Net interest margin 3.00%
Nonperforming loans
to total loans 0.34%
Tangible common equity 5.5%
Financial Highlights
Strong First Half Performance
Reported earnings of $2.67 per
diluted share
First half 2007 net income up 20%
versus first half 2006
Primary businesses met or
exceeded expectations
Created positive operating leverage
on an adjusted basis*
Maintained excellent asset quality
Mercantile acquisition closed and
integration process well underway
Announced pending acquisitions of
Yardville and Sterling and closed
ARCS acquisition
*Adjusted numbers are reconciled to GAAP in the Appendix
At or for the six months ended June 30, 2007

A history of execution A diversified business mix with clear strategies for growth A strong risk management process A disciplined capital deployment strategy PNC is differentiated by …

A Diversified Business Mix
Business Leadership
Retail Banking
- A leading community bank in PNC major
markets
- One of the nation’s largest bank wealth
management firms
Corporate & Institutional
Banking
- Top 10 Treasury Management business
- The nation’s fourth largest lead arranger of
asset-based loan syndications
- Harris Williams - one of the nation’s largest
M&A advisory firms for middle-market
companies
BlackRock
- A global asset management company with
over $1.2 trillion in assets under
management
PFPC
- Among the largest providers of mutual
fund transfer agency and accounting and
administration services in the U.S.
Winning in
the
Payments
Space
A Premier
Middle-
market
Franchise
A Leading
Global
Servicing
Platform
World Class
Asset
Manager
First Half 2007 Business Earnings Contribution*
$ millions
$254
$428
$110
$63
*Business earnings reconciled to GAAP net income of $882 million in the Appendix. BlackRock segment earnings exclude our pretax share of
BlackRock/MLIM integration costs totaling $3 million.
Contribution
50%
30%
13%
7%

Growing Our Diverse Revenue Streams
Deposit
net
interest
income
Loan
net interest
income
11%
26%
15%
Asset
Management
10%
Consumer
Services,
Brokerage
and Deposit
Charges
12%
Fund
Servicing
15%
Corporate
Services
11%
Equity
Management,
Trading
and Other
Contribution to Total Revenue –
For the Six Months Ended June 30, 2007
Adjusted loan net
interest income
increased 13%
year over year*
Adjusted deposit
net interest income
increased 30%
year over year*
Adjusted
noninterest income
increased 10%
year over year*
*Adjusted noninterest income, deposit net interest income, loan net interest income and growth percentages are reconciled to GAAP in the
Appendix.  Unadjusted growth: noninterest income (19%), deposit net interest income 30%, and loan net interest income 11%.

0%
10%
20%
30%
40%
50%
60%
70%
USB KEY FITB WB WFC STI BBT NCC RF CMA
Differentiated Fee-Based Businesses
Source: SNL DataSource, PNC as reported
For the six months ended June 30, 2007
PFPC &
BLK
Noninterest Income to Total Revenue
PNC

Build brand awareness to acquire, retain, and deepen customer relationships Redeploy capital to high return, high growth products and markets Strategies for Growth

Opportunity to Enhance Brand Recognition
Consideration
Awareness
Customers
Preferred
Entrenched
Purchase Funnel
Areas
to
Improve
Current
Strengths
Source: 2006 PNC Brand and Advertising Performance Research
Bank
I
Bank
B
Bank
D
Bank
C
Bank
H
Bank
G
Bank
A
Brand Equity Index
Best
Worst
Bank
F
Differentiated
G
O
A
L
PNC
Bank
E

Interest-bearing deposits 24% 12%
Noninterest-bearing deposits 28% 3%
Total deposits 25% 10%
2Q07 vs. 2Q06
Executing on Our Strategy to Gather
Low Cost Deposits
Source: SNL DataSource, PNC as reported.  Peers reflects
average of the super-regional banks identified in the
Appendix other than PNC
24%
38%
21%
17%
Consumer
Corporate Banking,
Treasury Management
and Other
Midland
Small
Business
PNC Has Been Focused on Growing
Noninterest-Bearing Deposits…
Average Balances
PNC Peers
Contribution to Average
Noninterest-Bearing Deposits
As of 6/30/07
Through Multiple Channels

USB        2.23%
WFC 2.44
PNC 2.72
CMA 2.73
RF 2.83
FITB 2.93
KEY 2.96
STI 3.06
BBT 3.12
WB 3.12
NCC 3.23
CMA        21%
WFC 21
PNC 18
KEY 17
RF 16
FITB 15
USB 15
STI 14
NCC 14
BBT 12
WB 10
Differentiated Deposit Strategy
Average Noninterest-Bearing
Deposits to Average Earning Assets
For the three months ended June 30, 2007
Source: SNL DataSource, PNC as reported
2Q07
Interest Cost of Total Average Deposits
2Q07
Providing a Funding Advantage… With a Low Cost of Deposits

A Leader in Cross-sell Penetration of
Middle Market Customers in Footprint
Relationship Strategy Drives Fee Growth
Growth is for 1H07 vs. 1H06, not including Mercantile
Reflects growth in users, not including Mercantile
Small Business
Small Business debit
card revenue ($ millions)
$6.8 +17%
Small Business online
banking users 49% +11%
Consumer
Consumer debit card
revenue ($ millions)
$54.8    +12%
Consumer online
banking users       55%   +9%
Consumer online
bill-pay users       29% +66%
Growth¹
1H07
2
2
2
(1)
(2)
Leveraging the Payments Business
PNC has highest percentage of
lead bank relationships in our
footprint – 63%*
PNC Footprint
Penetration*
Treasury management 74% 1
st
Business checking accounts 69% 1
st
Capital markets 26% 1
st
Equipment leasing 17% 1
st
2006 Rank
Based on third party survey of companies with annualized
revenues of $30-$500 million
*

Emerging Product Growth Focus
Emerging Product Revenue
3-Year CAGR*
Redeploying Capital to High Return,
High Growth Products - PFPC
Driving Fee Revenue Growth
21%
29%
79%
71%
Core Product Fee Revenue
Emerging Product Fee Revenue
2004 2007
Managed
Accounts
Alternative
Investments
Offshore
Subaccounting
44%
20%
14%
9%
Combined 3-Year
CAGR 19%
* CAGR reflects compound annual growth for 1H07 vs 1H04
For the Six Months Ended June 30
$millions
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450

Investing in Fast Growing and Affluent
Mid-Atlantic Region
76% of PNC Pro Forma Branches Located Between the Hudson and Potomac Rivers
Acquisitions
Completion
Date
Original PNC Branches
Sterling Financial Corp. Pending
Yardville National Bancorp Pending
Mercantile Bankshares Corp. 3/2/07
Riggs National Corp. 5/13/05
United National Bancorp 1/1/04
New York
New York
Delaware
Delaware
Virginia
Virginia
New Jersey
New Jersey
Pennsylvania
Pennsylvania
Maryland
Maryland
Kentucky
Kentucky
Indiana
Indiana
Ohio
Ohio

PNC
United Trust
Riggs
Mercantile
Yardville*
Sterling*
PNC

PNC
United Trust
Riggs
Mercantile
Yardville*
Sterling*
PNC

Projected 5-Year Population Growth
Median Household Income
$60,949
$56,250
$69,270
$54,620
$73,965
$69,363
$66,273
PNC Demographics Continue to Improve
3.7%
6.0%
2.0%
3.4%
8.4%
10.0%
3.9%
2003 Proforma
Acquisitions
2003 Proforma
Acquisitions
Amounts based on data at time of acquisition announcement.  United Trust data reflects demographics of footprint counties weighted by households.  Mercantile, Yardville and Sterling data reflect demographics of footprint counties of that company, or by MSA in the case of
Riggs, weighted by deposits.  PNC 2003 and PNC Proforma amounts reflect demographics, weighted by deposits, of PNC’s 68 county footprint and 105 county footprint, respectively, including the impact of PNC’s ongoing branch optimization process.  PNC and Mercantile headquarter offices excluded for purposes of deposit weighting.  Source:  SNL DataSource.  *Pending.

PNC (2)
United National
Riggs National
Mercantile
Yardville
Sterling

(1) United, Riggs, and Mercantile based on the most recent reporting quarter prior to closing.  Yardville and Sterling based on most recent reporting quarter, and in the case of Sterling, excludes its Equipment Finance, LLC unit.  Source:  SNL DataSource
Bringing the Power of PNC to New
Clients
Expanding Distribution of Fee-based Products
51%
24%
40%
29%
9%
42%
Noninterest income to total revenue¹
Wealth Management
Brokerage
Credit Card
On-line banking
Treasury
Management
Small Business
M&A Advisory
Services
Capital Markets
Opportunities
(2) For the six months ended June 30, 2007, not including PFPC and BlackRock.  Reconciled to noninterest income to total revenue on a
GAAP basis of 59% in the Appendix.

40.5%
43.3%
Executing on Product Depth and Sales
Capabilities in Expanded Markets
Growing Noninterest Income and Deepening Relationships in the
Greater Washington Area (“GWA”) Region Post Riggs Acquisition*
(2) For the three months ended March 31, 2006 compared to the six months ended June 30, 2007
GWA noninterest income to total revenue
PNC - GWA Retail Relationships
1
(1) Riggs transaction completed May 2005
PNC GWA Region
2
*Does not include Mercantile
25,000
50,000
75,000
100,000
125,000
June 30, 2005 June 30, 2007
GWA business
checking
relationships
GWA consumer
checking
relationships

A history of execution A diversified business mix with clear strategies for growth A strong risk management process A disciplined capital deployment strategy PNC is differentiated by…

New Credit
Risk Rating
System
Improved
Credit Training
PNC’s Credit Culture Evolution
Adherence to
“Target Zone” of
Losses
Organizational
Independence
Early Workout
Intervention
Credit Culture Evolution
(2000 – Present)
Focus on Getting
Paid Per Unit of
Risk
Help
Talk
Listen
Teamwork
“Focus on the Front Door”
Proactive Process Driven by Returns
Not overly concentrated
in any area
More granularity
Limited exposure to
leveraged lending
Strong origination and
distribution capabilities

High Quality Consumer Loan Portfolio
Auto
7%
Residential
Mortgage
34%
Composition of Consumer Loan and Residential Mortgage Portfolio
As of June 30, 2007
Home Equity Portfolio
Credit Statistics
First lien positions 42%
In-footprint exposure 92%
Weighted average:
Loan to value 70%
FICO scores 727
Net charge-offs 0.18%
90 days past due 0.26%
June 30, 2007
(1) Not including Mercantile
Other
7%
Home
Equity
52%
1

Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07

Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07

0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
0.30%
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
0.30%
0.35%
0.40%
0.45%
Home Equity Credit Trends
% of outstandings
Delinquency Ratio  90+ Days
Net Charge-Offs
PNC¹
RMA
Source:  The Risk Management Association (“RMA”) Consumer Loan Studies, Home Equity
% of average
outstandings
PNC¹
RMA
(1) Not including Mercantile

Well-balanced Commercial Portfolio
Composition of Commercial Portfolio
As of June 30, 2007
CRE Portfolio Statistics
PNC Peers
CRE/total assets
(1)
10% 18%
CRE/tier 1 capital
(1)
146% 244%
Office
20%
Multi-Family
9%
Raw Land
4%
Condo, Single
Family, Residential
Land
19%
Hotel
5%
Industrial
11%
Other
15%
Retail
17%
(1) As of March 31, 2007
Peers reflects average of the super-regional banks identified in the Appendix other than PNC
Commercial
Other
53%
Asset-
Based
12%
Commercial
Real Estate
25%
Equipment
Leasing
10%

0.2%
0.3%
0.4%
0.5%
0.6%
0.7%
2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
0.05%
0.13%
0.20%
0.28%
0.35%
0.43%
0.50%
2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
2007
Disciplined Approach Leads to Excellent
Asset Quality
Asset Quality Compared to Peers
Net Charge-offs to Average Loans
PNC
Peer Group
Source: SNL DataSource, PNC as reported
PNC 2Q05 net charge-off ratio excludes $53 million loan recovery.  The ratio was (0.32%) including the recovery.
Peer group reflects average of super-regional banks identified in the Appendix excluding PNC
Nonperforming Assets to Loans, Loans
Held for Sale and Foreclosed Assets
PNC
Peer Group
2004 2005 2006
2007 2004 2005 2006
*
*

Interest Rate Risk –
Well-Positioned for this Environment
Net interest margin expected to remain stable for
the second half of 2007
Duration of equity of approximately 3.2 years for
second quarter 2007
Less net interest income dependent due to high
fee revenue contribution
Low cost deposit franchise provides funding
advantage

A history of execution A diversified business mix with clear strategies for growth A strong risk management process A disciplined capital deployment strategy PNC is differentiated by…

Capital
Flexibility
Disciplined Capital Deployment
Earnings
Growth
Exiting
under-
performing
assets
Maintaining a
moderate
risk profile
Sources
Investing in and growing our
businesses
- Enhancing the brand
- Improving the customer experience
- High return, high growth products
- Technology and innovation
Making Disciplined Acquisitions
- Strategy driven
- Value-added financial objectives
- Appropriate risk evaluation
Returning capital to shareholders
- Repurchased $395 million of
common stock in first half 2007
- Increased dividend 15% in 2Q07
Uses

Summary A history of execution Clear strategies for growth Sound risk management processes Disciplined capital deployment philosophy Well Positioned to Create Value

We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.
Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made.  We do not assume any duty and do not undertake to update our forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our Form
10-K for the year ended December 31, 2006, including in the Risk Factors and Risk Management sections of that report, and in our first quarter 2007 Form 10-Q and other SEC reports.  Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com under
“About PNC – Investor Relations – Financial Information.”
• Our business and operating results are affected by business and economic conditions generally or specifically in the principal markets in which we do business. We are affected by changes in our customers’ and counterparties’ financial performance, as well as changes in customer preferences and behavior, including as a result of changing business and economic conditions.
• The value of our assets and liabilities, as well as our overall financial performance, is also affected by changes in interest rates or in valuations in the debt and equity markets.  Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates, can affect our activities and financial results.
• Our operating results are affected by our liability to provide shares of BlackRock common stock to help fund BlackRock long-term incentive plan (“LTIP”)
programs, as our LTIP liability is adjusted quarterly (“marked-to-market”) based on changes in BlackRock’s common stock price and the number of remaining committed shares, and we recognize gain or loss on such shares at such times as shares are transferred for payouts under the LTIP programs.
• Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
• Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
• Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation.  Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity and funding.  These legal and regulatory developments could include:  (a) the unfavorable resolution of legal proceedings or regulatory and other governmental inquiries;  (b) increased litigation risk from recent regulatory and other governmental developments;  (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools; (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, education lending, and the protection of confidential customer information; and (e) changes in accounting policies and principles.
• Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance and capital management techniques.
• Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
Cautionary Statement Regarding
Forward-Looking Information

• The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
• Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and financial and capital markets generally or on us or on our customers, suppliers or other counterparties specifically.
• Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock,
Inc. are discussed in more detail in BlackRock’s 2006 Form 10-K, including in the Risk Factors section, and in BlackRock’s other filings with the SEC, accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
We grow our business from time to time by acquiring other financial services companies, including the pending Sterling Financial Corporation (“Sterling”) and Yardville National Bancorp
(“Yardville”) acquisitions.  Acquisitions in general present us with risks other than those presented by the nature of the business acquired.  In particular, acquisitions may be substantially more expensive to complete (including as a result of costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected. In some cases, acquisitions involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in these new areas.  As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues.  Regulatory and/or legal issues related to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs arising as a result of those issues.  Post-closing acquisition risk continues to apply to Mercantile Bankshares Corporation as we complete the integration.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s, Yardville’s, Sterling’s or other company’s actual or anticipated results.
Cautionary Statement Regarding
Forward-Looking Information (continued)

The PNC Financial Services Group, Inc. and Sterling Financial Corporation will be filing a proxy statement/prospectus and other relevant documents concerning the merger with the United States
Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY
STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION
WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Investors will be able to obtain these documents free of charge at the SEC's web site (www.sec.gov). In addition, documents filed with the SEC by The PNC Financial Services Group, Inc. will be available free of charge from Shareholder Relations at (800) 843-2206.  Documents filed with the SEC by Sterling Financial
Corporation will be available free of charge from Sterling Financial Corporation by contacting Shareholder
Relations at (877) 248-6420.
The directors, executive officers, and certain other members of management and employees of Sterling
Financial Corporation are participants in the solicitation of proxies in favor of the merger from the shareholders of Sterling Financial Corporation.  Information about the directors and executive officers of
Sterling Financial Corporation is included in the proxy statement for its May 8, 2007 annual meeting of shareholders, which was filed with the SEC on April 2, 2007.  Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
Additional Information About The PNC/Sterling
Financial Corporation Transaction

The PNC Financial Services Group, Inc. (“PNC”) and Yardville National Bancorp (“Yardville”) have filed with the United States Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4
that includes a preliminary version of a proxy statement of Yardville that also constitutes a preliminary prospectus of PNC.  The S-4 has not yet become effective.  The parties will file other relevant documents concerning the proposed transaction with the SEC.  Following the S-4 being declared effective by the SEC,
Yardville intends to mail the final proxy statement to its shareholders.  Such final documents, however, are not currently available.  WE URGE INVESTORS TO READ THE FINAL PROXY STATEMENT/PROSPECTUS
AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR
INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, IF AND WHEN THEY BECOME
AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Investors may obtain these documents, if and when they become available, free of charge at the SEC's web site (www.sec.gov). In addition, documents filed with the SEC by PNC will be available free of charge from Shareholder Relations at (800) 843-2206.  Documents filed with the SEC by Yardville will be available free of charge from Yardville by contacting Howard N. Hall, Assistant Treasurer's Office, 2465
Kuser Road, Hamilton, NJ 08690 or by calling (609) 631-6223.
The directors, executive officers, and certain other members of management and employees of Yardville are participants in the solicitation of proxies in favor of the merger from the shareholders of Yardville.
Information about the directors and executive officers of Yardville is set forth in its Annual Report on Form
10-K filed on March 30, 2007 for the year ended December 31, 2006, as amended by the Form 10-K/A filed on May 10, 2007. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC if and when they become available.
Additional Information About The
PNC/Yardville National Bancorp Transaction

Non-GAAP to GAAP
Reconcilement
Appendix
Earnings Summary
THREE MONTHS ENDED Pretax Net Diluted Pretax Net Diluted Pretax Net Diluted
In millions, except per share data Adjustments Income EPS Impact Adjustments Income EPS Impact Adjustments Income EPS Impact
Net income, as reported $423 $1.22 $459 $1.46 $381 $1.28
Adjustments:
   BlackRock LTIP (a) $1 $(52) (33) (.11)
   Integration costs (b) 16                11            .03                13                  8                .03                $13 5           .02
Net income, as adjusted $434 $1.25 $434 $1.38 $386 $1.30
SIX MONTHS ENDED Pretax Net Diluted Pretax Net Diluted
In millions, except per share data Adjustments Income EPS Impact Adjustments Income EPS Impact
Net income, as reported $882 $2.67 $735 $2.47
Adjustments:
   BlackRock LTIP (a) $(51) (33)           (.11)
   Integration costs (b) 29                19            .07                $19 8                .03
Net income, as adjusted $868 $2.63 $743 $2.50
(a) Includes the impact of the gain recognized in connection with PNC's transfer of BlackRock shares to satisfy a portion of our 2002 LTIP shares obligation and the net mark-to-
market adjustment on our remaining BlackRock LTIP shares obligation, as applicable.
(b) Amounts for 2007 include both Mercantile acquisition and BlackRock/MLIM transaction integration costs. BlackRock/MLIM transaction integration costs recognized by PNC in 2007 were included in noninterest income as a negative component of the "Asset management" line item, which includes the impact of our equity earnings from our investment in
BlackRock. The second quarter of 2006 BlackRock/MLIM transaction integration costs were included in noninterest expense.
June 30, 2007 March 31, 2007 June 30, 2006
June 30, 2007 June 30, 2006

Non-GAAP to GAAP
Reconcilement
Appendix
Income Statement Summary – For the Six Months Ended June 30
SIX MONTHS ENDED
In millions As Reported  Adjustments
As Adjusted (a)
As Reported  Adjustments
As Adjusted (b)
Net interest income $1,361 $1,361 $1,112 $(7) $1,105
Taxable-equivalent adjustment 14 14 13 13
Net interest income, taxable-equivalent basis 1,375 1,375 1,125 (7) 1,118
Net interest income:
% Change As
Adjusted
% Change As
Reported
Loans 526 526 472 (7) 465 13% 11%
Deposits 849 849 653 653 30% 30%
Noninterest Income
1,966 (48) 1,918 2,415 (666) 1,749 10% (19%)
Total revenue, taxable equivalent basis 3,341 (48) 3,293 3,540 (673) 2,867 15% (6%)
Loan net interest income as a % of total revenue, TE
16.0% 16.2%
Deposit net interest income as a % of total revenue, TE 25.8% 22.8%
Noninterest income as a % of total revenue, TE 58.2% 61.0%
Provision for credit losses 62 62 66 66
Noninterest income 1,966 $(48) 1,918 2,415 (666) 1,749
Noninterest expense
1,984 (26) 1,958 2,307 (561) 1,746 12%
Income before minority interest
and income taxes 1,281 (22) 1,259 1,154 (112) 1,042
Minority interest in income
of BlackRock 41 (41)
Income taxes 399 (8) 391 378 (79) 299
Net income
$882 ($14) $868 $735 $8 $743 17%
SIX MONTHS ENDED As Reported  Adjustments
As Adjusted (a)
As Reported  Adjustments
As Adjusted (b)
% Change As
Adjusted
% Change As
Reported
Noninterest expense 1,984 (26) 1,958 2,307 (561) 1,746 12% (14%)
Noninterest expense, excluding Mercantile expense of $156 million 1,828 (26) 1,802 2,307 (561) 1,746 3%
June 30, 2007 June 30, 2006
June 30, 2007 June 30, 2006
(a) Amounts adjusted to exclude the impact of the following pretax items: (1) the net mark-to-market adjustment charge totaling $1 million for the second quarter and a net effect of $51 million (consisting of the gain recognized in connection with our first quarter shares transfer net of the mark-to-market adjustment charge for both quarters) for the first six months of 2007 on our BlackRockLTIP shares obligation, and (2) Mercantile acquisition and BlackRock/MLIM transaction integration costs totaling $16 million for the second quarter and $29 million for the first six months of 2007.
(b) Amounts adjusted as if we had recorded our investment in BlackRock on the equity method and to exclude PNC's portion of BlackRock/MLIM transaction integration costs of $13 million and $19 million before taxes for the second quarter and first six months of 2006, respectively.

Non-GAAP to GAAP
Reconcilement
Appendix
Business Segment Earnings and Operating Leverage
OPERATING LEVERAGE
SIX MONTHS ENDED
Dollars in millions As Reported
As Adjusted
(b)
As
Reported
As Adjusted
(c) As Reported As Adjusted
Net interest income $1,361 $1,361 $1,112 $1,105
Noninterest income
     Asset management 355 358 890 257
     Other 1,611 1,560 1,525 1,492
Total revenue
$3,327 $3,279 $3,527 $2,854 (6%) 15%
Noninterest expense $1,984 $1,958 $2,307 $1,746 (14%) 12%
Operating leverage 8% 3%
(c) See note (b) on previous slide.
June 30, 2007 June 30, 2006 Change
(b) See note (a) on previous slide.
Six Months Ending June 30
Earnings (Loss)
Dollars in millions 2007 % of Segments
Retail Banking $428 50%
Corporate & Institutional Banking 254 30%
BlackRock (a) 110 13%
PFPC 63 7%
Total business segment earnings 855
Other (a) 27
Total consolidated net income $882
(a) For our segment reporting presentation in management's discussion and analysis, our share of pretax
BlackRock/MLIM transaction integration costs totaling $3 million for the six months ended June 30, 2007 have been reclassified from BlackRock to "Other." "Other" for the first six months of 2007 also includes $26 million of pretax Mercantile acquisition integration costs.

Non-GAAP to GAAP
Reconcilement
Appendix
Average Balance Sheet and Noninterest Income
Six Months Ending June 30, 2007
Dollars in millions
Retail
Banking
Corporate &
Institutional
Banking Other
Banking and
Other BlackRock PFPC Total
Net interest income (expense) $984 $371 $15 $1,370 ($9) $1,361
Noninterest income 830             374             205             1,409          $140 417             1,966
Total Revenue $1,814 $745 $220 $2,779 $140 $408 $3,327
Noninterest income as a % of
total revenue
46% 50% 93% 51% 100% 102% 59%
Average Balance Sheet for the three months ended:
June 30, 2007 June 30, 2006
$ millions
PNC Excluding
Mercantile Mercantile (a)
PNC As
Reported PNC
% Change
Excluding
Mercantile
% Change
Including
Mercantile
Average loans, net of unearned income
Commercial $20,919 $3,733 $24,652 $20,348 3% 21%
Commercial real estate 3,456 6,057 9,513 3,071 13% 210%
Consumer 16,257 1,629 17,886 16,049 1% 11%
Residential mortgages 7,437 1,090 8,527 7,353 1% 16%
Other, including total unearned income (b) 2,969 8 2,977 3,115 (5%) (4%)
Total average loans, net of unearned income $51,038 $12,517 $63,555 $49,936 2% 27%
Average deposits
Interest-bearing $51,111 $9,293 $60,404 $48,710 5% 24%
Noninterest-bearing 14,707 3,117 17,824 13,926 6% 28%
Total average deposits $65,818 $12,410 $78,228 $62,636 5% 25%
(a) Mercantile activity is from the closing on March 2, 2007 through March 31, 2007.
(b) Includes lease financing.

The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Comerica CMA
Fifth Third Bancorp FITB
KeyCorp KEY
National City Corporation NCC
Regions Financial RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wachovia Corporation WB
Wells Fargo & Company WFC
Ticker
Peer Group of
Super-Regional Banks
Appendix